CLASS I SHARES

BISHOP STREET FUNDS

STRATEGIC GROWTH FUND
(BSRIX)

SUMMARY PROSPECTUS
NOVEMBER 22, 2013

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.bishopstreetfunds.com/prospectus/. You can also get this information at no cost by calling 1-800-262-9565, by sending an e-mail request to bishopstreetfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, each dated May 1, 2013 and supplemented November 12, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

BISHOP STREET FUNDS

Your Avenue To Sound Investment

■■■	INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.

■■■	FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%

Shareholder Servicing Fees	0.25%

Other Expenses	0.41%

Total Annual Fund Operating Expenses	1.40%

Fee Waivers and/or Expense Reimbursements*	(0.15)%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%

*	Bishop Street Capital Management (Adviser) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual operating expenses for Class I Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.25% of the Fund’s average daily net assets through April 30, 2014. This agreement may be terminated by the Board of Trustees (Board) of Bishop Street Funds (Trust), for any reason at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.25% to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$428	$752	$1,667

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

■■■	PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of U.S. and foreign companies that have market capitalizations, at the time of purchase, in the range of companies in the Russell 1000 Growth Index (the “Index”). The market capitalization range of the companies included within the Index was $1.5 billion to $433 billion as of September 30, 2013. The Fund invests primarily in common stocks of companies that Columbia Management Investment Advisers, LLC (Sub-Adviser) believes have the potential for long-term growth. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund does not concentrate its assets in any single industry but may from time to time invest more than 25% of its assets in companies conducting business in various industries within an economic sector.

The Sub-Adviser targets innovative companies that are gaining market share in industries that represent a larger segment of the overall economy. The Sub-Adviser believes such financially strong, rapidly growing companies have the potential to provide investors with considerably higher returns than the overall market.

The Sub-Adviser combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The Sub-Adviser considers, among other factors:

■	overall economic and market conditions; and

■

the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

■■■	PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. In addition to this risk, the Fund is subject to additional risks that may affect the value of its shares, including, in alphabetical order:

■	Equity Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

■	Foreign Securities Risk

Foreign securities involve additional risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information, and unfavorable political or legal developments.

■	Management Risk

The Fund is subject to the risk that a strategy used by the Fund’s management may fail to produce the intended result.

■■■	PERFORMANCE INFORMATION

The bar chart and table that follow illustrate the risks and volatility of an investment in Class I Shares of the Fund. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.bishopstreetfunds.com or by calling 1-800-262-9565.

The following bar chart shows changes in performance of the Fund’s Class I Shares from calendar year to calendar year.

Best Quarter	Worst Quarter
18.92%	(23.70)%
(06/30/03)	(12/31/08)

The performance information shown above is based on a calendar year. The Fund’s performance information from 1/1/13 to 3/31/13 was 8.55%.

The following table compares the Fund’s average annual total returns to those of the S&P 500 Composite Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (for the periods ended December 31, 2012)

	1 Year	5 Years	10 Years
Return Before Taxes	11.05%	(0.31)%	7.23%
Return After Taxes on Distributions	11.01%	(0.37)%	6.83%
Return After Taxes on Distributions and Sale of Fund Shares	7.23%	(0.26)%	6.36%
S&P 500 Composite Index Return (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
■■■	MANAGEMENT OF THE FUND

Bishop Street Capital Management serves as investment adviser to the Fund. Columbia Management Investment Advisers, LLC serves as investment sub-adviser to the Fund. Messrs. Thomas M. Galvin, Todd D. Herget, and Richard A. Carter, portfolio managers of the Sub-Adviser, have co-managed the Fund since October 2013.

■■■	PURCHASE AND SALE OF FUND SHARES

Class I Shares of the Fund are offered exclusively to high-net-worth and institutional advisory clients of First Hawaiian Bank.

To purchase shares of the Fund for the first time, you must invest at least $1,000 ($500 for those investing in an individual retirement account). There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at P.O. Box 219721, Kansas City, MO 64121-9721 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

■■■	TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

■■■	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

WWW.BISHOPSTREETFUNDS.COM	3

BSF-SM-006-0500